COLORADO DEPARTMENT OF AGRICULTURE

700 Kipling Street, Suite 4000
Lakewood, Colorado 80215-8000
303-239-4100 • www.colorado.gov/ag

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Peak BioPharma Corp
GPS Point 37.3831111 -102.6498890
US 160
Springfield, CO 81073

	Issued	Expires
INDUSTRIAL HEMP REGISTRATION - # 60230	May 06, 2014	April 30, 2015

Pursuant to § 35-61-102, C.R.S., the above-named person / business is authorized to act as

Outdoor Commercial Industrial Hemp Registration

JOHN T. SALAZAR
Commissioner of Agriculture

May 06, 2014
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